AMENDMENT TO
AMENDED AND RESTATED COLLATERAL AGENCY AGREEMENT (1999)

This Amendment (this "Amendment") to the Amended and Restated Collateral Agency Agreement (1999) is dated as of August 21, 2002 and is by and among A-Mark Precious Metals, Inc., a New York corporation formerly known as Spiral Cycle Corporation (the "Company"), and Fortis Capital Corp. ("FCC") as Assignee of MeesPierson N.V., KBC Bank N.V. ("KBC"), RZB Finance LLC ("RZB"), Brown Brothers Harriman & Co. ("Brown Brothers"; in its capacity as agent for itself as a Lender (as defined below) and all other Lenders, the "Agent"), and Natexis Banques Populaires, New York Branch ("Natexis"). FCC, KBC, RZB and Brown Brothers are hereinafter sometimes referred to as the "Existing Lenders."

WHEREAS, the Company, FCC, KBC, RZB and Brown Brothers executed and delivered that certain Amended and Restated Collateral Agency Agreement (1999) dated as of November 30, 1999 (the "Collateral Agency Agreement");

WHEREAS, Natexis seeks to extend certain financial accommodations to the Company and

WHEREAS, in accordance with Article X(F) of the Collateral Agency Agreement, Natexis seeks to become a party to the Collateral Agency Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1.	Definitions. Capitalized terms not defined in this Amendment shall have the meanings ascribed tothem in the Collateral Agency Agreement.

2.
Natexis as Lender. In accordance with Article X(F) of the Collateral Agency Agreement, Natexis hereby agrees to be bound by all of the terms and conditions of the Collateral Agency Agreement and the Existing Lenders agree that Natexis shall be considered a Lender under the Collateral Agency Agreement, entitled to all of the benefits thereof and subject to all obligations thereunder.

3.
Miscellaneous. This Amendment may not he amended or modified, except by a writing signed by all of the parties hereto. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized officer, all as of the day and date first written above.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK SIGNATURE PAGE TO FOLLOW]

A-MARK PRECIOUS METALS, INC.,
A New York Corporation, as The Company

By:	By:
Name:	Name:
Title:	Title:

BROWN BROTHERS HARRIMAN & CO.,
for itself as a Lender and as Agent

By:	By:
Name:	Name:
Title:	Title:

FORTIS CAPITAL CORP., as Assignee
and as Lender

By:	By:
Name:	Name:
Title:	Title:

KBC BANK N.V., as Lender

By:	By:
Name:	Name:
Title:	Title:

A-MARK PRECIOUS METALS, INC.,
A New York Corporation, as The Company

By:	By:
Name:	Name:
Title:	Title:

BROWN BROTHERS HARRIMAN & CO.,
for itself as a Lender and as Agent

By:	By:
Name:	Name:
Title:	Title:

FORTIS CAPITAL CORP., as Assignee
and as Lender

By:	By:
Name:	Name:
Title:	Title:

KBC BANK N.V., as Lender

By:	By:
Name:	Name:
Title:	Title:

A-MARK PRECIOUS METALS, INC.,
A New York Corporation, as The Company

By:	By:
Name:	Name:
Title:	Title:

BROWN BROTHERS HARRIMAN & CO.,
for itself as a Lender and as Agent

By:	By:
Name:	Name:
Title:	Title:

FORTIS CAPITAL CORP., as Assignee
and as Lender

By:	By:
Name:	Name:
Title:	Title:

KBC BANK N.V., as Lender

By:	By:
Name:	Name:
Title:	Title:

RZB FINANCE LLC, as Lender

By:	By:
Name:	Name:
Title:	Title:

NATEXIS BANQUES POPULAIRES, NEW YORK BRANCH, as Lender

By:	By:
Name:	Name:
Title:	Title:

RZB FINANCE LLC, as Lender

By:	By:
Name:	Name:
Title:	Title:

NATEXIS BANQUES POPULAIRES, NEW YORK BRANCH, as Lender

By:	By:
Name:	Name:
Title:	Title: